Exhibit 10.17

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT No 2

To the Commercialization Agreement

Between HERITAS S.A. and CENTRO DE DIAGNÓSTICO MÉDICO DE ALTA COMPLEJO S.A.

Dated January 3, 2017

In the city of Rosario, on February 1, 2025, (the “Effective Date of Amendment No. 2”) between:

HERITAS S.A.; a company duly organized and regularly constituted in accordance with the laws of the Argentine Republic, domiciled for the purposes of this document at Calle Zeballos 249, Rosario, Argentina, represented in this act by its attorney-in-fact, Marius Calmet (“Heritas”); and

CENTRO DE DIAGNÓSTICO MÉDICO DE ALTA COMPLEJO S.A; a duly organized and regularly constituted company in accordance with the laws of the Argentine Republic, with registered office at 746 Pte. Roca Street, Rosario, represented herein by its president, Fabián Fay (“Cibic” and together with Heritas, the “Parties”)

And, considering:

I-	On January 3, 2017, the Parties entered into an agreement (the “Agreement”) through which Heritas appointed Cibic as its exclusive agent in the commercialization of NGS (as said term is defined in the Agreement) within the territory of the Argentine Republic;

II-	On October 1, 2018, the Parties formalized Amendment No. 1 to the Commercialization Agreement through which they updated the NGS and/or Products and eliminated the commission received by CIBIC as consideration, empowering CIBIC to freely market the NGS; and

III-	The Parties have entered into further negotiations with a view to modifying certain aspects of the Agreement; namely:

a)	Expand the object of the Agreement.

b)	Modify the established tasks, in order to adapt them to the new object of the Agreement, ensuring their alignment with the current objectives and updated conditions.

b)	Adjust the invoicing clause to adapt it to the new object of the Agreement.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Accordingly, the Parties agree to enter into this Amendment No. 2 to the Agreement (the ” Amendment No. 2”) which shall be subject to the following clauses:

FIRST: To modify clause I (Object) of the Agreement, which will be worded as follows:

“I - Purpose.

I-1. Heritas appoints Cibic, as its exclusive agent and Cibic agrees to act as such, in the commercialization of the NGS within the entire national territory (i.e., within the Argentine Republic), hereinafter referred to as the “Territory”, during the term of this Agreement.

I-2. Heritas may not, by itself or through third parties or intermediaries, participate directly or indirectly in the commercialization of NGS, or in the commercialization of any type of analysis that may compete or competes with NGS within the Territory.

I-3. Cibic may not market the NGS outside the Territory, unless granted in writing by Heritas.

I-4. During the term of the Contract and its eventual renewals, Heritas undertakes to maintain the exclusivity of the aforementioned commercialization of NGS within the Territory, in favor of Cibic, unless otherwise agreed in writing between the Parties.

I-5. The following activities will also be the object of this Agreement:

●	Cibic will provide, depending on the needs and requirements of Heritas, the necessary reagents and/or equipment, as well as assume the maintenance costs of the equipment necessary for the execution of the object of the Agreement.”

SECOND: To modify clause II (Tasks of the NGS Service) of the Agreement, which will be worded as follows:

“II-NGS service tasks.

II-1. The Parties declare that the provision, preparation and marketing of NGS involves the fulfillment of various tasks or phases, at the expense of the Parties as detailed below.

II-2. The tasks or phases in charge of Cibic are the pre-analytical phase, the clinical analytical phase and the post-analytical phase. The pre-analytical phase involves the generation of a budget for the patient, contact with the payer, the eventual granting of payment facilities, sample collection, pre-test advice, the signing of consent by the patient, the logistics of transporting samples, remote services and the network of sample collection laboratories. The clinical analytical phase includes the separation of the sample, the isolation of DNA (except for the following tests: 2312, Gut Microbiome Study; 2735, Non-Invasive Prenatal Test (NIPT) - Basic; 2235, Non-Invasive Prenatal Test (NIPT) - Extended; 2730, Myeloid Panel Ngs - Oncohematology), and shipment to Heritas and/or its subcontractor to carry out the trial. Cibic will provide reagents and consumables, equipment, in addition to assuming the maintenance costs of the equipment used in the operation. Regarding the post-analytical phase, CIBIC will be in charge of the contact with the corresponding doctor, billing patients and/or payers, and collection (hereinafter, the three phases described as the “Cibic Tasks”).

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

II-3. The tasks or phases in charge of Heritas are the analytical phase and the analytical phase of interpretation of the result and partly the post-analytical phase. The analytical phase consists of carrying out the test. The analytical phase of interpretation of the result involves transforming the raw data into data for clinical application, in addition to other services related to the generation, validation, and delivery of the final report to the patient and/or treating physician and regarding the post-analytical phase, HERITAS will be in charge of post-test advice. (Hereinafter, the “Heritas Tasks”).”

THIRD: To modify clause VII (Invoicing - Commission) of the Agreement, which will be worded as follows:

“VII - Invoicing

VII-1. The billing of the NGS (for all the tasks or phases indicated in clauses II-2. and II-3. hereof) to patients, doctors, institutions and/or health funders (Obras sociales and pre-paid medicine companies), (jointly the “Final Consumers”) will be in charge of Cibic.

VII- 2. Cibic will market the NGS with the End Consumers at the price it deems appropriate.

VII.3. Invoicing for the commercialization of NGS by Heritas to Cibic will be made once a month with a current account scheme. The amounts invoiced will be determined in accordance with the current price list of the tests, which is detailed below (hereinafter the “Price List”):

Price List

Code	Benefit	Price*
2707	Adn Mitocondrial (Ngs)	[***]
2209	Bioinformatics Analysis (CA Panel Alto Riesgo)	[***]
2520	Bioinformatics Analysis (Vision)	[***]
2243	Analisis Bioinformatico Dirigido (Exoma)	[***]
2312	Gut Microbiome Study	[***]
2191	Directed Clinical Exome – Ngs	[***]
2720	Hpo-NGS Clinical Exome	[***]
2185	Clinical Exome Trio – Ngs	[***]
2395	Microarray Cromosomico	[***]
2155	Couple Recessive Disease Panel (NGS)	[***]
2154	Recessive Disease Panel (NGS)	[***]
2730	- Lady Mieloide Ngs – Oncohematologia	[***]
2712	Hereditary Cancer Syndrome Panel - Expanded	[***]
2212	Hereditary Cancer Syndrome Panel - Basic	[***]
2580	Reopening Fetal Sex – Nipt	[***]
2332	Exome Bundle Service	[***]
2338	Hereditary Bundle-Cancer Service	[***]
2313	Non-Invasive Test In Arrested Pregnancy	[***]
2235	Non-Invasive Prenatal Test (NIPT) - Extended	[***]
2735	Test Prenatal No Invasivo (Nipt) - Basico	[***]
7067	Brca1 Y 2 ( Sec - Scr Cnv)	[***]
7915	Panel Ngs Cancer De Prostata (Biopsia)	[***]
7916	Ngs Prostata Cancer Panel (Sangre)	[***]
7918	AZ - CA PROGRAM. GERMINAL MOM	[***]
7919	AZ - CA PROGRAM. GERMINAL OVARY	[***]

*	The prices indicated in the list are expressed in Argentine pesos.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

The Price List may be reviewed and, where appropriate, updated by mutual agreement between the parties on a bimonthly basis. Then the cancellation of the invoices will be effective 60 (sixty) days from the date of the invoice.

VII.4. Default. Delay in the fulfillment of the obligations assumed under this Agreement will be automatic, without the need for prior judicial or extrajudicial notice. The Parties agree that in the event that the default is the payment of a sum of money in accordance with the stipulations agreed herein, default interest equivalent to 10% (ten percent) per annum in dollars will accrue in favor of the complying party from the date of default until the date of effective payment. For this purpose, the selling exchange rate of Banco Nación on the day of the invoice shall be taken.”

FOURTH: All other terms and conditions established in the Agreement that were not modified by this Amendment No. 2 shall remain in full force and effect and shall be valid and binding on the Parties under the terms established in the Agreement.

FIFTH: The terms used in capital letters in this Amendment No. 2 shall have the meaning assigned to them in the Agreement, unless they have been expressly assigned a different meaning here.

SIXTH: This Amendment No. 2 is accessory and complementary to the Agreement.

As proof of conformity with the foregoing clauses, as of the Effective Date of Amendment No. 2, two (2) copies of the same wording and for one purpose are signed.

BY: HERITAS S.A.	BY: CENTRO DE DIAGNOSTICO
MÉDICO DE ALTA COMPLEJO S.A.

Maris Calmet	Fabián Fay
Attorney-in-fact	President

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